UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
(Date of earliest event reported): February 21, 2008
LIME ENERGY CO.
(Exact name of registrant as specified in its charter)

DELAWARE	001-16265	36-4197337

(State or other jurisdiction of incorporation or organization	(Commission File #)	(IRS Employer Identification No.)
1280 Landmeier Road, Elk Grove Village, Illinois 60007-2410
(Address of principal executive offices)
(847) 437-1666
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On February 21, 2008, Lime Energy Co. (the “Company”) issued a press release announcing that its application for listing on the NASDAQ Capital Market had been approved. The Company’s stock will begin trading on the NASDAQ Capital Market on Monday, February 25, 2008 under the trading symbol LIME.
A copy of the press release relating to the matters described above is attached as exhibit 99.1 and incorporated herein by reference.
The information in this Form 8-K/A is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press release of Lime Energy Co. dated February 21, 2008.

SIGNATURE
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIME ENERGY CO.:
Dated: February 21, 2008	By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz
Chief Financial Officer & Treasurer